                      LET'S TALK CELLULAR & WIRELESS, INC.
                         SUMMARY OF TERMS AND CONDITIONS
                                  NEW FACILITY
                                 OCTOBER 28,1999

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    BORROWERS:                        Let's Talk Cellular & Wireless, Inc.
                                      Telephone Warehouse, Inc.
                                      National Cellular, incorporated
                                      Cellular USA
                                      Sosebee Enterprises, Inc.


    LENDERS:                          The Chase Manhattan Bank "Chase")
                                      IBJ Whitehall
                                      Merrill Lynch
                                      Nationsbank

    AGENT:                            Chase will act as sole agent (the "Agent") for the Lenders.


    NEW FACILITY:                     Up to a $10,000,000 increase in the Revolving Credit Commitment


    PURPOSE:                          Purchase inventory for the Holiday season.

    MATURITY:                         The Revolving Credit Commitment shall be reduced as follows:

                                      December 31, 1999 to $22,000,000
                                      January 31, 2000  to $20,000.000
                                      February 28, 2000 to $18,000,000
                                      March 31, 2000    to $13.500,000


    FEES AND
    INTEREST RATES:                   As set forth in the attached Schedule I.

    BORROWING BASE:                   The sum of (1) up to 85% of eligible
                                      accounts receivable, (ii) 50% of
                                      eligible inventory with an inventory cap as follows:

                                               September 30, 1999 $10,000,000 until December 30, 1999
                                               December 31, 1999 $9,000,000 until January 30, 2000
                                               January 31, 2000 $8,000,000 until February 27, 2000
                                               February 28, 2000 $7,000,000 until March 30, 2000
                                               March 31, 1000 $6,000,000 thereafter

                                      and (iii) up to $3,000,000 for the period commencing November 2,
                                      1999 and ending December 1, 1999,

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    COLLATERAL:                        As per the Credit Agreement, including the delivery of all shares of LetsTalk.com, Inc. stock held by LTC to the Agent.

    FINANCIAL
    COVENANTS:                         A waiver for the fiscal year ended 7/31/99 and an amendment for fiscal 2000 to the financial covenants:

                                       7.19 Fixed Charge Coverage Ratio:

                                       October 31, 1999                  0.84:1.00 (projection)
                                       January 31, 2000                  0.91:1.00 ( projection)
                                       April 30, 2000                    0.99:1.00 (projection)
                                       July 31, 2000                     1.16:1.00 (projection)


                                       7.20 Leverage Ratio:

                                       October 31, 1999                  4.10:1.00 (projection)
                                       January 31, 2000                  3.50:1.00 (projection)
                                       April 30, 2000                    2.50:1.00 (projection)
                                       July 31, 2000                     2.00:1,00 (projection)
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     SUBSEQUENT
     CONDITION:                        Upon the receipt of funds from an outside investor, up to $5,000,000 of the proceeds would be used to reduce the Revolver Commitment and Outstanding Revolver Advances to the Lenders.



     GUARANTEE:                        HIG Capital, LLC would agree to guarantee $1,000,000 of Let's Talk
                                       Cellular Warehouse Inc.'s Indebtedness until all or substantially all of HIG's interest in the Company are sold.

     SUBORDINATED DEBT:                The documentation for the HIG debt previously provided to purchase
                                       Accounts Receivable would be revised to reflect that no sums due and owing with respect thereto to HIG shall be paid until all Obligations under the Credit Agreement have been paid in full.

     AGREED TO BY:

     /s/ Douglas Berman
     ------------------------------------------
     HIG Capital, LLC

     /s/ Paula C. Cummings
     ------------------------------------------
     The Chase Manhattan Bank

     /s/ Patricia G. McCormack
     ------------------------------------------
     IBJ Whitehall Bank & Trust Company

     /s/ Daniel J. McHugh
     ------------------------------------------
     Merrill, Lynch Business Financial Services

     /s/ Larry L. Ross
     ------------------------------------------
     NationsBank, N.A.

     /s/ Daniel Cammarata
     ------------------------------------------
     Let's Talk Cellular & Wireless, Inc.

     /s/ Daniel Cammarata
     ------------------------------------------
     Telephone Warehouse, Inc.

     /s/ Daniel Cammarata
     ------------------------------------------
     National Cellular, Incorporated

     /s/ Daniel Cammarata
     ------------------------------------------
     Sosebee Enterprises, Inc.

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                                   SCHEDULE I
                             FEES AND INTEREST RATES


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    I.      AMENDMENT TO FINANCIAL COVENANTS


    FEE:                              $75,000

    II. NEW FACILITY

    STRUCTURING FEE:                  2.50% of the New Revolving Credit Commitment, payable at closing.

    ARRANGEMENT FEE:                  As per the Fee Letter dated October 25, 1999

    COMMITMENT FEE:                   0.50% of the unused portion of the Revolving Credit, payable quarterly commencing from the closing date.

    WARRANTS:                         6.00% of the Company, with a nominal exercise price. Should the
                                      Company reduce the Senior indebtedness by $5,000,000 within four weeks of the Closing Date of Amendment No, 6, then the warrants shall decline to 5.00% of the Company


    INTEREST RATE:                    Please add two new pricing lines to the grid, as follows:

                                      Leverage                  Domestic Rate            Eurodollar Rate
                                      --------                  -------------            ---------------

                                      Equal to or
                                      Greater than
                                      2.25 to 1.00              1.50%                    3.25%

                                      Equal to or
                                      Greater than
                                      2.50 to 1.00              1.75%                    3.50%

                                      The Applicable Margin shall be ABR+1.75% or Adjusted LIBOR+3.50%
                                      until the delivery of financial statements for the quarter ended
                                      April 30, 2000.

                                      After April 30, 2000, the Interest Rate shall decrease or increase based on a grid subject to compliance with the Credit Agreement and audited financial statements.

                                       "ABR" shall mean the higher of A) Chase's Prime Rate or B) the
                                       Federal Funds Effective Rate plus 1/2 of 1% or C) the Base CD rate plus 1%. Adjusted LIBOR is the one, two, three or six month London
                                       Interbank Offered Rate adjusted at all times for statutory reserves.
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                                    10/29/99                          Page 5
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  AGREED TO BY:

  /s/ Douglas Berman
  ------------------------------------------
  HIG Capital, LLC


  /s/ Paula C. Cummings
  ------------------------------------------
  The Chase Manhattan Bank


  /s/ Patricia G. McCormack
  ------------------------------------------
  IBJ Whitehall Bank & Trust Company


  /s/ Daniel J. McHugh
  ------------------------------------------
  Merrill, Lynch Business Financial Services


  /s/ Larry L. Ross
  ------------------------------------------
  NationsBank, N.A.


  /s/ Daniel Cammarata
  ------------------------------------------
  Let's Talk Cellular & Wireless, Inc.


  /s/ Daniel Cammarata
  ------------------------------------------
  Telephone Warehouse, Inc.


  /s/ Daniel Cammarata
  ------------------------------------------
  Natilonal Cellular, Incorporated


  /s/ Daniel Cammarata
  ------------------------------------------
  Sosebee Enterprises, Inc.